UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number            811-22154

                            Columbia ETF Trust

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

                              Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.
c/o Columbia Management Investment Advisers, LLC
225 Franklin Street

                    Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2014

Columbia ETF Trust

Columbia Large Cap Growth ETF

Columbia Select Large Cap Growth ETF

Columbia Select Large Cap Value ETF

Columbia Core Bond ETF

Columbia Intermediate Municipal Bond ETF

Not FDIC insured • No bank guarantee • May lose value

Columbia ETF Trust

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much. For the latest news, up-to-date fund performance and portfolio information for the funds in the Columbia ETF Trust, please visit us at columbiamanagementetf.com.

Thank you for your continued support of the Columbia ETF Trust. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia ETF Trust

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagementetf.com. The prospectus should be read carefully before investing.

The Columbia ETF Trust is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia ETF Trust

Table of Contents

Columbia Large Cap Growth ETF
Performance Overview	2
Manager Discussion of Fund Performance	4
Columbia Select Large Cap Growth ETF
Performance Overview	6
Manager Discussion of Fund Performance	8
Columbia Select Large Cap Value ETF
Performance Overview	11
Manager Discussion of Fund Performance	13
Columbia Core Bond ETF
Performance Overview	15
Manager Discussion of Fund Performance	17
Columbia Intermediate Municipal Bond ETF
Performance Overview	19
Manager Discussion of Fund Performance	21
Understanding Your Fund's Expenses	23
Frequency Distribution of Premiums and Discounts	24
Portfolio of Investments	26
Statement of Assets and Liabilities	47
Statement of Operations	48
Statement of Changes in Net Assets	49
Financial Highlights	51
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	63
Federal Income Tax Information	64
Trustees and Officers	65
Important Information About This Report	73

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund Custodian

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

Fund Transfer Agent

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

For more information about any of the ETFs, please visit columbiamanagementetf.com or call 800.774.3768.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia ETF Trust

Performance Overview

Columbia Large Cap Growth ETF

Performance Summary

>  Columbia Large Cap Growth ETF (the Fund) returned 17.28% at net asset value and 18.04% at market price for the 12-month period that ended October 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 17.11% for the same time period.

>  Security selection and sector allocations aided relative performance, with the biggest boost coming from stock selection in the consumer discretionary sector.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	Life
Market Price	10/02/09	18.04	16.17	16.00
Net Asset Value	10/02/09	17.28	16.21	16.04
Russell 1000 Growth Index		17.11	17.43	17.37

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the New York Stock Exchange (NYSE) and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia ETF Trust

Performance Overview (continued)

Columbia Large Cap Growth ETF

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Large Cap Growth ETF

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA

Brian Condon, CFA*

Alfred Alley III, CFA*

*Effective September 30, 2014, Mr. Condon and Mr. Alley were added as Portfolio Managers of the Fund.

Top 10 Holdings (%) (at October 31, 2014)
Apple, Inc.	6.2
Lowe's Cos., Inc.	2.8
Honeywell International, Inc.	2.5
Visa, Inc. Class A	2.4
VF Corp.	2.3
Electronic Arts, Inc.	2.2
Celgene Corp.	2.2
Schlumberger Ltd.	2.2
Google, Inc. Class A	2.0
salesforce.com, inc.	2.0

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at October 31, 2014)
Information Technology	29.8
Health Care	17.5
Consumer Discretionary	15.8
Industrials	12.9
Consumer Staples	8.6
Energy	6.2
Financials	6.1
Materials	2.2
Telecommunication Services	0.8
Money Market Funds	0.1
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0	(a)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Columbia Large Cap Growth ETF returned 17.28% at net asset value and 18.04% at market price for the 12-month period that ended October 31, 2014. By comparison, the Fund's benchmark, the Russell 1000 Growth Index, returned 17.11% for the same period. Stock selection in the consumer discretionary sector helped the Fund outperform its benchmark, while selections in healthcare detracted from results.

Expanded Economic Growth

U.S. economic growth improved, with gross domestic product finally breaking above its 3.0% long-term historical average in the second and third quarters of 2014. In addition, solid new job growth drove the unemployment rate down to 5.8%, its lowest mark since 2008. Manufacturing activity rose as the year progressed, while corporate profit growth rebounded and consumer confidence reached a seven-year high. The housing market, which had stumbled amid last year's difficult winter, strengthened late in the period. Stocks benefited from both an improved economic backdrop and continued low interest rates, which together outweighed concern about the timing of future interest rate hikes, disappointing economic data in Europe, conflicts in the Middle East and Ukraine, and the Ebola outbreak. Against this backdrop, large-cap stocks beat small caps by a wide margin, with healthcare and information technology posting the strongest returns within the benchmark and energy and telecommunications services the weakest.

Positive Security Selection in Consumer Discretionary

The Fund benefited from its bottom-up focus on reasonably valued, high quality, large-cap growth companies with healthy market share, stalwart global franchises and strong research and development capabilities. The biggest boost to relative performance came from consumer discretionary. Top individual contributors here included apparel company Hanesbrands, an overweight in the portfolio and a strong performer. The stock benefited from the company's strategy of adding technology and functionality to its basic cotton underwear products, resulting in higher average selling prices that helped bolster revenues and earnings. We did well to avoid some of the weaker performing benchmark components. Positive security selection in the hotels, restaurants and leisure, media and multiline retail segments also contributed to the Fund's performance advantage over its benchmark.

Added Gains from Stock Picks in Technology and Materials

Consumer staples, materials and information technology (IT) helped relative performance. Information technology names, however, dominated the list of top individual contributors, in part because this was the largest sector weight in the Fund and also a top performer in the benchmark. The Fund had only a small position in IT services stock International Business Machines, and what we did own was invested on a timely basis. This helped relative performance as the stock remained under pressure, especially after reporting disappointing third quarter earnings due to weaker-than-expected software sales, declining hardware revenues and a strong U.S. dollar. Investments in the semiconductors and semiconductor equipment segment also helped results, led by gains from NXP Semiconductors and Avago Technologies. Both companies saw their shares lifted

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Large Cap Growth ETF

by increased demand, largely driven by growing content on smartphones. In the materials sector, Netherlands-headquartered LyondellBasell Industries stood out. The company, which produces chemicals used in making plastics, saw its stock rise on the back of strong revenue and earnings and an aggressive stock buyback plan. The shares reached our price target, and we took profits and sold the stock.

Disappointments from Healthcare and Energy

Although the Fund had an overweight in the healthcare sector and strong gains from healthcare holdings, it lagged healthcare holdings in the benchmark largely because of disappointments in the pharmaceuticals and biotechnology industries. Shares of biotech company Biogen Idec rallied sharply in the fourth quarter of 2013, but were hampered in 2014 when investors dumped higher priced growth stocks in the spring and later when safety concerns arose around the company's newest treatment for multiple sclerosis. In energy, an overweight in U.S.-based exploration and production company Anadarko Petroleum hurt relative performance. We bought the stock in the second quarter of 2014 following a legal settlement that gave more certainty to the company's outlook. Declining crude oil prices subsequently pressured the stock, but we recently have added to this position. Elsewhere, disappointments included social networking name LinkedIn and virtualization software company VMware within technology. LinkedIn's stock sank in last spring's downturn, leading us to cut our losses and sell the shares. Late in the period, we repurchased the stock, believing in the company's ability to monetize its unique database of consumer information. VMware's shares detracted as the company saw earnings growth slow more than expected, partly because of lower bookings in overseas markets during the third quarter of 2014.

Looking Ahead

More than five years into a global recovery and with some concern about international market factors, we currently find ourselves in an environment where corporate earnings and revenue growth may be increasingly scarce. Given this backdrop, we believe high quality, large cap stocks are well positioned at this time, and we believe our research and investment process is well suited to identify companies with the greatest potential to outperform even in this type of environment. We continue to find attractive investment opportunities but have become more selective.

Investment Risks

Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility. Because the ETF may emphasize one or more economic sectors or industries, it may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds or ETFs that do not so emphasize. The more a fund or ETF diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2014

Columbia ETF Trust

Performance Overview

Columbia Select Large Cap Growth ETF

Performance Summary

>  Columbia Select Large Cap Growth ETF (the Fund) returned 17.67% at net asset value and 17.48% at market price for the 12-month period that ended October 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 17.11% for the same time period.

>  Stock selection in the healthcare and consumer discretionary sectors generally accounted for the Fund's performance advantage.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	Life
Market Price	10/02/09	17.48	15.84	15.71
Net Asset Value	10/02/09	17.67	15.88	15.69
Russell 1000 Growth Index		17.11	17.43	17.37

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia ETF Trust

Performance Overview (continued)

Columbia Select Large Cap Growth ETF

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Select Large Cap Growth ETF

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Brian Condon, CFA

Alfred Alley III, CFA*

*Effective September 30, 2014, Mr. Alley was added as Portfolio Manager of the Fund.

Top 10 Holdings (%) (at October 31, 2014)
Priceline Group, Inc. (The)	5.1
Visa, Inc. Class A	4.5
salesforce.com, Inc.	4.5
Vertex Pharmaceuticals, Inc.	4.4
Illumina, Inc.	4.3
Pharmacyclics, Inc.	4.2
Celgene Corp.	4.0
Biogen Idec, Inc.	3.9
LinkedIn Corp. Class A	3.8
Bristol-Myers Squibb Co.	3.8

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at October 31, 2014)
Information Technology	37.1
Health Care	29.4
Consumer Discretionary	19.1
Industrials	5.8
Energy	5.4
Materials	3.1
Money Market Funds	0.3
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Manager Discussion of Fund Performance

The Fund returned 17.67% at net asset value and 17.48% return at market price for the 12-month period that ended October 31, 2014. The Fund outperformed its benchmark, the Russell 1000 Growth Index which returned 17.11% for the same time period. Stock selection in the healthcare and consumer discretionary sectors generally accounted for the Fund's performance advantage. While the Fund's technology holdings produced positive returns, they did not keep pace with the overall portfolio and detracted from relative results.

Economic Growth Expands to All Sectors

After a difficult winter, U.S. economic growth picked up as 2014 unfolded. Gross domestic product finally broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 3.5% in the third quarter of 2014. Good news appeared on every front. The labor market added an average of 220,000 new jobs monthly over the 12-month period. Solid new job growth drove the unemployment rate down to 5.8%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity rose strongly through the end of the period, boosting the nation's capacity utilization rate to a recovery high of 79.3%. Corporate profit growth rebounded after a weak start in 2014, bolstering investor confidence. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground. However, income gains remained modest, which may account for a slowdown in personal spending in the final month of the period. The housing market stumbled early in 2014 as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates restrained the sector's recovery. However, both new and existing home sales strengthened near the end of the period. Housing prices rose and inventories of unsold homes declined.

In an environment of generally good news, investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair late in 2013 received bipartisan support. In December, the Fed announced that it would begin tapering its monthly bond purchases, beginning in January 2014. After measured monthly reductions, the Fed announced an end to the program in October 2014. Now, all eyes are on the Fed's next major policy statement and clues to the timing of its first hike in short-term interest rates since 2006. Against this backdrop interest rates were expected to rise. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in 2014, providing continued support to a rising U.S. stock market.

Contributors and Detractors

Healthcare and consumer discretionary stocks were the Fund's top performers for the period. In healthcare, Vertex Pharmaceuticals, Celegene, Alexion Pharmaceutical and Gilead Sciences were leading contributors to Fund performance. All four biotechnology names were overweight relative to the benchmark. Vertex focuses on cystic fibrosis therapies, Celegene develops treatments for multiple myeloma, Alexion targets rare blood disorders and Gilead Sciences is a leading provider of treatments for HIV and hepatitis. Many biotechnology companies came under pressure midway through the period on concerns of a speculative bubble and other factors. However, we maintained our

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Select Large Cap Growth ETF

long-term focus on these positions on the belief that large biotechnology companies were actually attractively valued in light of their compelling growth potential. Ultimately these stocks recovered and added to the Fund's results. During the period, we established new positions in Pharmacyclics in the biotechnology industry and in Illumina in the life sciences industry. Both stocks, in which the Fund was overweight relative to the benchmark, produced solid gains for the period. Pharmacyclics focuses on the development and commercialization of small molecule drugs for oncology and immunology. Illumina is the market leader in genomic research tools and is expanding into the ancillary high value diagnostics market and clinical oncology, which we believe have the potential to support growth over the next three to five years.

In the consumer discretionary sector, a substantial position in electric vehicle manufacturer Tesla Motors was a standout performer. The company delivered more cars than expected and did so while maintaining sold margins. We remained invested in this unique growth story but took the opportunity to trim the Fund's position as the shares moved sharply higher. Tractor Supply, which we added to the portfolio midway during the summer, was another solid outperformer. The rural lifestyle retailer, headquartered in Tennessee, offers a wide range of products, from livestock supplies to clothing, hardware and agricultural products. Better-than-expected sales comparisons led the company to raise earnings guidance and sent its share price higher. An overweight relative to the benchmark enhanced the Fund's results relative to the benchmark. Gains from these positions outweighed negative results from e-commerce leader Amazon.com, which disappointed investors with below consensus revenues and higher than expected business spending. We maintained the Fund's position in Amazon, because we believe in its long-term growth potential, but we will monitor the situation closely.

Within the technology sector, positions in Splunk, ARM Holdings and MercadoLibre were notable detractors. Splunk is an enterprise software company focused on machine-generated log data. Although the company posted solid results throughout the year, the company came under market pressure along with many other big data, cloud-related names during the spring sell-off of high growth names. ARM Holdings, which makes energy efficient semiconductors, lost ground on near-term concerns that royalty streams would be lower than expected as smartphone inventories continue to correct and on slower-than-anticipated build out of China's 4G market. We continue to hold the stock because we believe it offers one of the industry's best opportunities for long-term secular growth. MercadoLibre, a South American e-commerce leader, was not immune to the sell-off in emerging markets early in 2014 and the stock price dropped. Performance picked up for both ARM and MercadoLibre late in the period, but they still held back relative results. Also within technology, we sold our position in Google and established a new position in Twitter, the social media property with more than 270 million active users. We believe the company has the potential to continue to enlarge its user base and improve monetization levels over time, given is unique characteristics for advertisers. Within the industrials sector, Fastenal and Precision Castparts held back relative results as both companies lost ground for the year. Fastenal, an industrial fastener distributor, delivered mixed results. Sales growth improved but margins came under pressure, which held the stock back. Precision Castparts, an aerospace metal component supplier, failed to keep pace with competitors. Shares sold off late in

Investment Risks

Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility. Fund concentration generally leads to greater price volatility. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Select Large Cap Growth ETF

the period, as the company's earnings fell just short of expectations. However, the company reaffirmed its long-term earnings estimates and we continue to hold the stock.

Looking Ahead

We believe the best way to navigate the current environment is to seek out companies with unique business models that offer differentiated products and services with the potential to grow regardless of the overall economic environment. Companies that offer products with these characteristics typically have the potential to garner an increased share of both business and consumer spending and take market share from traditional competitors with commodity-like products. In that regard, we continue to find attractive growth opportunities, at this time, within biotechnology, where groundbreaking therapies are being developed to treat illness that were untreatable only a few years ago and within information technology, among companies that have changed the way we communicate and advertise, disruptive e-commerce models and retailers that offer must-have items. We continue to approach the portfolio with a long-term focus, maintaining names in which we have high conviction and allowing growth the potential to compound over a matter of years, which we believe could translate into attractive returns going forward.

Annual Report 2014

Columbia ETF Trust

Performance Overview

Columbia Select Large Cap Value ETF

Performance Summary

>  Columbia Select Large Cap Value ETF (the Fund) returned 17.94% at net asset value and 17.86% at market price for the 12-month period that ended October 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 16.46% for the same time period.

>  Stock selection drove outperformance, with particularly strong results from holdings in the industrials, energy and consumer staples sectors.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	Life
Market Price	05/01/09	17.86	16.29	18.77
Net Asset Value	05/01/09	17.94	16.23	18.75
Russell 1000 Value Index		16.46	16.49	18.79

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia ETF Trust

Performance Overview (continued)

Columbia Select Large Cap Value ETF

Performance of a $10,000 Investment (May 1, 2009 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Select Large Cap Value ETF

Portfolio Management

Richard Rosen

Kari Montanus

Brian Condon, CFA

Alfred Alley III, CFA*

*Effective September 30, 2014, Mr. Alley was added as Portfolio Manager of the Fund.

Top 10 Holdings (%) (at October 31, 2014)
Verizon Communications, Inc.	4.1
Tyson Foods, Inc. Class A	4.0
Citigroup, Inc.	4.0
JPMorgan Chase & Co.	3.9
Bristol-Myers Squibb Co.	3.7
Applied Materials, Inc.	3.6
Altria Group, Inc.	3.4
Anadarko Petroleum Corp.	3.4
Wells Fargo & Co.	3.4
Unum Group	3.3

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund returned 17.94% at net asset value and 17.86% at market price for the 12-month period that ended October 31, 2014. The Fund outpaced its benchmark, the Russell 1000 Value Index, which returned 16.46% for the same period. Security selection drove outperformance, with especially strong results from the Fund's holdings in the industrials, energy and consumer staples sectors. Sector allocations hampered relative performance.

Economic Growth Expanded to All Sectors

U.S. economic growth improved, with gross domestic product finally breaking above its 3.0% long-term historical average in the second and third quarters of 2014. In addition, solid new job growth drove the unemployment rate down to 5.8%, its lowest mark since 2008. Manufacturing activity rose as the year progressed, while corporate profit growth rebounded and consumer confidence reached a seven-year high. The housing market, which had stumbled amid last year's difficult winter, strengthened late in the period. Stocks benefited from an improved economic backdrop and continued low interest rates, outweighing concerns about the timing of future interest rate hikes, disappointing economic data in Europe, conflicts in the Middle East and Ukraine and the Ebola outbreak. Against this backdrop, large-cap stocks beat small caps by a wide margin, with information technology, healthcare and utilities posting the strongest returns in the benchmark and energy and telecommunications services the weakest.

Security Selection Drove Outperformance

The Fund remained focused on approximately 35 large companies with strong free cash flow, reasonable earnings growth, attractive stock valuations and the potential for earnings acceleration. This bottom-up approach led to outperformance from stocks across a range of sectors. Top individual contributors included railroad company Union Pacific and aerospace and defense contractor General Dynamics, both in the industrials sector. Shares of Union Pacific, which was not in the benchmark, rose strongly over the 12-month period, benefiting as an improving economy drove up freight volumes, straining capacity and bolstering pricing. Enhanced efficiencies through technology and the industry's competitive advantages over trucking also helped fuel gains. Shares of General Dynamics also gained significant ground, fueled by a shift toward the company's more profitable Gulfstream business-jet aircraft business, stock buybacks and strong leadership under a new CEO.

Individual standouts elsewhere included Tyson Foods and Altria Group within consumer staples. Shares of Tyson — which is in the chicken, beef and pork business — gained as a substantial drop in grain prices helped boost profitability. Timely investing in Altria, a U.S.-based tobacco company, contributed, as concern over e-cigarettes eased and investors flocked to the stock's attractive dividend yield. Security selection in energy fueled added gains. Winners here included Williams Companies, a pipeline company that transports mainly natural gas, and Valero Energy, a refiner. Growing demand for pipeline services, an accretive acquisition and a new tax-efficient master limited partnership (MLP) structure helped boost Williams' stock, while Valero's shares received a boost from relatively cheaper U.S. crude oil prices and the benefits of a new MLP structure. Elsewhere, top contributors included Humana, a private Medicare health insurer. Its shares moved higher on better-than-expected government

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Select Large Cap Value ETF

reimbursement, good cost control and growing demand for its products from baby boomers.

Stock selection and an underweight in the top-performing information technology sector hampered performance relative to the benchmark. Lack of exposure to some strong-performing benchmark components, especially in the personal computer and hardware segments, restrained results. In materials, shares of Freeport-McMoRan declined because of problems at its largest mine in Indonesia and falling copper prices. Elsewhere, disappointments included power company AES within the utilities sector. Factors outside the company's control, including currency issues and droughts in certain Latin American markets, hampered earnings and kept the stock in check. Declining oil prices pressured shares of oil and gas exploration companies Anadarko Petroleum and ConocoPhillips. A new position in telecommunications services provider Verizon, which is not in the benchmark, further hampered results. The stock fell early in the period when Verizon announced it was going to buy out U.K.-based Vodafone's share of a jointly owned wireless business. We took advantage of the downturn, believing the purchase should help accelerate earnings growth. Improved performance in the wireline business also stands to work in Verizon's favor, and we find its dividend yield attractive.

Looking Ahead

At period end, the Fund had an economically sensitive bias. We believe falling energy prices, better housing data and steady job growth bode well for U.S. consumer spending, which is the biggest driver of economic growth and can in turn fuel earnings growth. However, we also recognize the potential for headwinds, including macroeconomic and geopolitical issues worldwide and higher U.S. interest rates. Against this broad backdrop, we plan to keep focused on identifying companies that through their own efforts have the ability to deliver accelerated earnings growth in the next few years.

Portfolio Breakdown (%) (at October 31, 2014)
Financials	25.4
Energy	15.0
Consumer Staples	11.8
Industrials	10.6
Information Technology	9.7
Health Care	7.8
Consumer Discretionary	6.9
Materials	5.5
Telecommunication Services	4.1
Utilities	2.8
Money Market Funds	0.3
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. The ETF, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund or ETF that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the ETF's net asset value. To the extent the ETF invests its assets in fewer securities; the ETF is subject to greater risk of loss if any of those securities declines in price. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2014

Columbia ETF Trust

Performance Overview

Columbia Core Bond ETF

Performance Summary

>  Columbia Core Bond ETF (the Fund) returned 3.99% at net asset value and 4.43% at market price for the 12-month period that ended October 31, 2014.

>  The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned 4.14% for the same time period.

>  Fees generally accounted for the modest shortfall between the Fund's return at net asset value and the return of the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	Life
Market Price	01/29/10	4.43	4.37
Net Asset Value	01/29/10	3.99	4.42
Barclays U.S. Aggregate Bond Index		4.14	4.23

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia ETF Trust

Performance Overview (continued)

Columbia Core Bond ETF

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Core Bond ETF

Portfolio Management

Orhan Imer, PhD, CFA

Quality Breakdown (%) (at October 31, 2014)
AAA rating	59.7
AA rating	2.4
A rating	15.4
BBB rating	21.1
Non-investment grade	1.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us

Portfolio Breakdown (%) (at October 31, 2014)
Corporate Bond & Notes	36.9
U.S. Government & Agency Obligations	33.7
U.S. Treasury Obligations	19.6
Money Market Funds	18.9
Asset-Backed Securities — Non-Agency	2.0
Municipal Bonds	2.0
Mortgage-Backed Securities	1.4
Foreign Government Obligations	0.6
Total Investments	115.1
Liabilities in Excess of Other Assets	(15.1)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

For the 12-month period that ended October 31, 2014, the Fund returned 3.99% at net asset value and 4.43% at market price. The Barclays U.S. Aggregate Bond Index returned 4.14%. Fees generally accounted for the shortfall between the Fund's return at net asset value and the return of the benchmark. The benchmark is unmanaged and does not incur fees.

Evolving Environment for Bonds

Although low yields continued to characterize the fixed-income universe during the 12-month period, the structure of the yield curve (a graph that charts U.S. Treasury yields from short-term to long-term) underwent subtle changes during the period. Long-term yields, as measured by the 30-year U.S. Treasury, declined from 3.64% at the outset of the period to 3.07% by the end of October. (Yields and bond prices move in opposite directions.) This decline was not surprising given a global trend toward lower rates, specifically in Europe and Japan. In addition, inflation expectations were reduced during the period, as the dollar strengthened and commodity prices declined. However, short-term interest rates rose, with five-year yields moving from 1.33% to 1.61%. This move was consistent with the tapering of — and eventual end to — the Federal Reserve's (the Fed's) longstanding asset purchase program, which served to keep short-term rates low for the past several years. The net effect of these yield fluctuations was a flattening of the yield curve, meaning that the difference between short and long rates narrowed during the period.

Contributors and Detractors

The Fund benefited by anticipating a flattening yield curve at the outset of the period and overweighting its investment in longer term securities. Incrementally positive relative returns were also achieved by slight overweight positions in sectors of the bond market that trade on the spread between their yield and the yield of U.S. Treasuries, notably asset-backed securities and commercial mortgage-backed securities. Both sectors offered higher yields than comparable-maturity Treasury securities and also produced some price gains, as the magnitude of their yield advantage lessened toward the end of the period. Investments in corporate bonds also aided performance, particularly a decision to overweight the financial and industrial sectors. The Fund's overall duration, a measure of interest rate sensitivity, was slightly shorter than its benchmark, which detracted somewhat from relative performance.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Core Bond ETF

Looking Ahead

The Fund is currently positioned for yields to rise slightly from current levels. At this time, the markets are anticipating that the Fed may raise a key short-term borrowing rate, the fed funds target rate, at some point in the year ahead, and we would not be surprised to see the yield curve continue to flatten, even if not to the extent of the past 12 months. We currently continue to emphasize sectors that offer a yield advantage over Treasuries, but their relative attractiveness has decreased. At period's end, the Fund's overall positioning on credit is quite close to that of the benchmark. Given the recent drop in oil prices, we will be closely monitoring the credit quality of the Fund's investments in the energy sector.

Investment Risks

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2014

Columbia ETF Trust

Performance Overview

Columbia Intermediate Municipal Bond ETF

Performance Summary

>  Columbia Intermediate Municipal Bond ETF (the Fund) returned 5.22% at net asset value and 6.19% at market price for the 12-month period that ended October 31, 2014.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 6.05% for the same time period.

>  The Fund's shortfall relative to the benchmark was generally the result of its duration positioning. An emphasis on securities rated A and BBB aided performance.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	Life
Market Price	01/29/10	6.19	4.43
Net Asset Value	01/29/10	5.22	4.47
Barclays 3-15 Year Blend Municipal Bond Index		6.05	4.69

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagementetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia ETF Trust

Performance Overview (continued)

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Intermediate Municipal Bond ETF

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Top 10 States (%) (at October 31, 2014)
California	18.2
Texas	9.6
Washington	8.9
Illinois	7.0
New Jersey	5.6
Florida	5.2
Missouri	4.8
Maryland	4.3
Alaska	4.2
New York	4.2

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at October 31, 2014)
AAA rating	4.4
AA rating	45.8
A rating	41.6
BBB rating	8.1
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us

For the 12-month period that ended October 31, 2014, the Fund returned 5.22% at net asset value and 6.19% at market price. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index returned 6.05% for the same time period. An emphasis on securities rated A and BBB aided performance, as these lower investment-grade categories generated strong results. The Fund's shortfall relative to the benchmark was generally the result of its duration positioning. Duration is a measure of interest rate sensitivity.

Strong Demand and Short Supply Aided Municipal Market

The municipal market ended 2013 under pressure, as the Federal Reserve (the Fed) announced its intention to taper its monthly bond purchases beginning in January 2014. Against this backdrop, yields rose and several major credit events clouded the municipal outlook. However, the environment improved in 2014 as money flowed back into municipal funds and new issue supply decreased. Lower rated and longer maturity municipals were the best performers for the period. Five-year yields dropped by six basis points, while 10-year and 15-year yields declined by 37 and 77 basis points, respectively. (A basis point is 1/100th of one percent.) As a result, the yield curve flattened. The yield curve is a graph of AAA muni yields, from short- to long-term. The difference between one- and 15-year yields was 304 basis points at the beginning of the 12-month period and 231 basis points at the end.

Contributors and Detractors

An emphasis on bonds in the lower investment-grade categories rated A and BBB aided relative performance. The Fund's exposure to the top three rating categories, which generated below average returns, was 30% less than the benchmark. An underweight in state general obligation bonds and pre-refunded bonds also aided results relative to the benchmark as both are typically of higher quality. Pre-refunding bonds are older bonds that have been refinanced the proceeds from a lower yielding new issue bonds and investing it in Treasuries or other U.S. government-guaranteed securities until the scheduled call date of the original bond occurs. Pre-refunding typically occurs when the issuer can issue a new bond at a lower rate. An emphasis on hospital-related bonds was another plus for the Fund, as the sector was a strong performer. The Fund's water and sewer holdings were longer in duration than the benchmark, which aided relative results. However, some of the benefit was offset by the shorter duration of the Fund's transportation issues, which was a drag on performance. California issues generated above average results and the Fund's California holdings outperformed the benchmark's California holdings. Illinois bonds also generated solid returns. New Jersey, which accounted for just over 5.0% of Fund assets, was a drag on performance as budget and pension issues and a shortfall in state revenues put pressure on New Jersey issues.

The Fund lost some ground relative to the benchmark because it was shorter in duration. The Fund had more exposure to the eight- to 12-year maturity range, which underperformed, and less exposure than the benchmark to the 12- to 17-year range, which generated the best returns overall. However, Fund holdings

Annual Report 2014

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Intermediate Municipal Bond ETF

that were longer than 10 years generated returns that were higher than the benchmark, which helped offset some of the underperformance due to duration positioning.

During the period, we added to longer maturity bonds and focused on names rated A, which we thought offered the most value.

Looking ahead

Given the slow but steady improvement in the U.S. economy, we do not, at this time, expect the Fed to materially change its current policy stance until late in 2015. With that in mind, we currently plan to maintain the Fund's duration at or near the level of the benchmark. We see value in the seven- to 10-year maturity range and also at the far end of the Fund's target maturity range, which is 17 to 20 years. We believe that security selection, backed by rigorous credit analysis, will be the key to performance going forward. We plan to analyze the potential for changes in tax or revenue policies in light of the November election results and to monitor hospital-related holdings in light of changes, rules and regulations tied to the implementation of the Affordable Care Act.

Investment Risks

Municipal securities are subject to interest rate, credit and market risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state. Investments in high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risk.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from net asset value.

Annual Report 2014

Columbia ETF Trust

Understanding Your Fund's Expenses

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2014.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 5/1/2014 to 10/31/2014" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2014 ($)		Ending Account Value 10/31/2014 ($)		Expenses Paid For the Period 5/1/2014 to 10/31/2014* ($)		Annualized Expense Ratios for the Period 5/1/2014 to 10/31/2014** (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Large Cap Growth ETF	1,000.00	1,000.00	1,107.80	1,021.07	4.36	4.18	0.82
Columbia Select Large Cap Growth ETF	1,000.00	1,000.00	1,131.30	1,021.17	4.30	4.08	0.80
Columbia Select Large Cap Value ETF	1,000.00	1,000.00	1,070.00	1,021.48	3.86	3.77	0.74
Columbia Core Bond ETF	1,000.00	1,000.00	1,019.80	1,022.33	2.90	2.91	0.57
Columbia Intermediate Municipal Bond ETF	1,000.00	1,000.00	1,026.40	1,023.09	2.15	2.14	0.42

*Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

**Expense ratios reflect expense caps through the period ended October 31, 2014. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the Financial Highlights due to changes in the expense caps.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Annual Report 2014

Columbia ETF Trust

Frequency Distribution of Premiums and Discounts

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2014.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Large Cap Growth ETF
October 2, 2009 – October 31, 2014
	0 - 49.9	342	539
	50 - 99.9	41	165
	100 - 199.9	3	157
	> 200	20	13
	Total	406	874
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Select Large-Cap Growth ETF
October 2, 2009 – October 31, 2014
	0 - 49.9	493	390
	50 - 99.9	89	127
	100 - 199.9	6	142
	> 200	3	30
	Total	591	689

Annual Report 2014

Columbia ETF Trust

Frequency Distribution of Premiums and Discounts (continued)

(Unaudited)

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Select Large Cap Value ETF
May 1, 2009 – October 31, 2014
	0 - 49.9	821	473
	50 - 99.9	76	3
	100 - 199.9	3	3
	> 200	4	3
	Total	904	482
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Core Bond ETF
January 29, 2010 – October 31, 2014
	0 - 49.9	258	433
	50 - 99.9	123	215
	100 - 199.9	65	63
	> 200	38	4
	Total	484	715
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Intermediate Municipal Bond ETF
January 29, 2010 – October 31, 2014
	0 - 49.9	216	742
	50 - 99.9	14	46
	100 - 199.9	4	117
	> 200	44	16
	Total	278	921

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments

Columbia Large Cap Growth ETF

October 31, 2014

Common Stocks 99.9%

Issuer	Shares	Value ($)
Consumer Discretionary 15.8%
Auto Components 0.6%
Delphi Automotive PLC	603	41,595
Hotels, Restaurants & Leisure 1.6%
Starwood Hotels & Resorts Worldwide, Inc.	1,358	104,104
Internet & Catalog Retail 2.1%
Amazon.com, Inc.(a)	283	86,445
Priceline Group, Inc. (The)(a)	43	51,867
Total		138,312
Media 5.4%
Comcast Corp. Class A	1,845	102,121
DISH Network Corp. Class A(a)	1,454	92,547
Time Warner Cable, Inc.	619	91,123
Twenty-First Century Fox, Inc. Class A	1,796	61,926
Total		347,717
Specialty Retail 2.8%
Lowe's Cos., Inc.	3,179	181,839
Textiles, Apparel & Luxury Goods 3.3%
Hanesbrands, Inc.	580	61,254
VF Corp.	2,237	151,400
Total		212,654
Total Consumer Discretionary		1,026,221
Consumer Staples 8.6%
Beverages 3.2%
Anheuser-Busch InBev NV ADR	598	66,366
Coca-Cola Enterprises, Inc.	1,447	62,727
Dr Pepper Snapple Group, Inc.	1,139	78,876
Total		207,969
Food & Staples Retailing 2.3%
CVS Health Corp.	600	51,486
Kroger Co. (The)	1,803	100,445
Total		151,931
Food Products 3.1%
Hain Celestial Group, Inc. (The)(a)	366	39,620
Mead Johnson Nutrition Co.	1,243	123,442
WhiteWave Foods Co. (The)(a)	965	35,927
Total		198,989
Total Consumer Staples		558,889

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 6.2%
Energy Equipment & Services 3.2%
Halliburton Co.	1,189	65,561
Schlumberger Ltd.	1,427	140,788
Total		206,349
Oil, Gas & Consumable Fuels 3.0%
Anadarko Petroleum Corp.	1,109	101,784
EOG Resources, Inc.	531	50,472
Kinder Morgan, Inc.	1,199	46,401
Total		198,657
Total Energy		405,006
Financials 6.1%
Banks 1.6%
Fifth Third Bancorp	1,677	33,523
Wells Fargo & Co.	1,301	69,070
Total		102,593
Capital Markets 3.3%
BlackRock, Inc.	126	42,980
Goldman Sachs Group, Inc. (The)	255	48,448
Invesco Ltd.	2,166	87,658
TD Ameritrade Holding Corp.	1,130	38,126
Total		217,212
Real Estate Investment Trusts 1.2%
Simon Property Group, Inc.	415	74,372
Total Financials		394,177
Health Care 17.5%
Biotechnology 9.3%
Alkermes PLC(a)	871	44,029
Alnylam Pharmaceuticals, Inc.(a)	436	40,435
Biogen Idec, Inc.(a)	170	54,583
Celgene Corp.(a)	1,331	142,537
Clovis Oncology, Inc.(a)	430	25,654
Cubist Pharmaceuticals, Inc.(a)	837	60,507
Gilead Sciences, Inc.(a)	894	100,128
Incyte Corp.(a)	335	22,465
Pharmacyclics, Inc.(a)	297	38,809
Vertex Pharmaceuticals, Inc.(a)	655	73,779
Total		602,926

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Large Cap Growth ETF

October 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.5%
Covidien PLC	1,304	120,542
St. Jude Medical, Inc.	1,139	73,090
Zimmer Holdings, Inc.	879	97,780
Total		291,412
Health Care Providers & Services 1.7%
McKesson Corp.	559	113,706
Life Sciences Tools & Services 0.3%
Thermo Fisher Scientific, Inc.	168	19,752
Pharmaceuticals 1.7%
Actavis PLC(a)	444	107,776
Total Health Care		1,135,572
Industrials 12.9%
Aerospace & Defense 4.1%
Honeywell International, Inc.	1,664	159,944
Raytheon Co.	1,025	106,477
Total		266,421
Airlines 0.6%
American Airlines Group, Inc.	925	38,249
Commercial Services & Supplies 0.9%
Tyco International Ltd.	1,348	57,870
Electrical Equipment 1.0%
Rockwell Automation, Inc.	555	62,354
Machinery 4.4%
Ingersoll-Rand PLC	1,661	104,012
Pall Corp.	973	88,952
Snap-on, Inc.	585	77,302
Trinity Industries, Inc.	453	16,176
Total		286,442
Professional Services 1.3%
Nielsen NV	2,006	85,235
Road & Rail 0.6%
Kansas City Southern	346	42,485
Total Industrials		839,056
Information Technology 29.8%
Communications Equipment 1.3%
Palo Alto Networks, Inc.(a)	370	39,109
QUALCOMM, Inc.	622	48,833
Total		87,942

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 6.2%
Facebook, Inc. Class A(a)	1,559	116,909
Google, Inc. Class A(a)	228	129,474
Google, Inc. Class C(a)	208	116,289
LinkedIn Corp. Class A(a)	185	42,358
Total		405,030
IT Services 2.4%
Visa, Inc. Class A	642	154,998
Semiconductors & Semiconductor Equipment 3.5%
Avago Technologies Ltd.	696	60,030
Broadcom Corp. Class A	1,693	70,903
KLA-Tencor Corp.	462	36,567
NXP Semiconductors NV(a)	832	57,125
Total		224,625
Software 9.7%
Electronic Arts, Inc.(a)	3,488	142,903
Microsoft Corp.	2,589	121,554
Red Hat, Inc.(a)	1,887	111,182
salesforce.com, inc.(a)	2,024	129,516
ServiceNow, Inc.(a)	766	52,034
VMware, Inc. Class A(a)	872	72,873
Total		630,062
Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	3,736	403,488
EMC Corp.	1,208	34,706
Total		438,194
Total Information Technology		1,940,851
Materials 2.2%
Chemicals 2.2%
Celanese Corp. Series A	1,138	66,835
Monsanto Co.	690	79,378
Total		146,213
Total Materials		146,213
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
Verizon Communications, Inc.	972	48,843
Total Telecommunication Services		48,843
Total Common Stocks (Cost: $5,911,746)		6,494,828

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Large Cap Growth ETF

October 31, 2014

Money Market Funds 0.1%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(b)	6,447	6,447
Total Money Market Funds (Cost: $6,447)		6,447
Total Investments (Cost: $5,918,193)		6,501,275
Other Assets & Liabilities, Net		1,803
Net Assets		6,503,078

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Large Cap Growth ETF

October 31, 2014

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks	6,494,828	—	—	6,494,828
Money Market Funds	6,447	—	—	6,447
Total	6,501,275	—	—	6,501,275

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments

Columbia Select Large Cap Growth ETF

October 31, 2014

Common Stocks 99.9%

Issuer	Shares	Value ($)
Consumer Discretionary 19.1%
Automobiles 2.0%
Tesla Motors, Inc.(a)	988	238,800
Internet & Catalog Retail 8.5%
Amazon.com, Inc.(a)	1,325	404,734
Priceline Group, Inc. (The)(a)	503	606,724
Total		1,011,458
Media 2.3%
Discovery Communications, Inc. Class A(a)	3,571	126,235
Discovery Communications, Inc. Class C(a)	4,093	143,214
Total		269,449
Specialty Retail 3.2%
Tractor Supply Co.	5,147	376,863
Textiles, Apparel & Luxury Goods 3.1%
Michael Kors Holdings Ltd.(a)	4,733	371,966
Total Consumer Discretionary		2,268,536
Energy 5.4%
Energy Equipment & Services 2.3%
FMC Technologies, Inc.(a)	4,904	274,820
Oil, Gas & Consumable Fuels 3.1%
Cabot Oil & Gas Corp.	11,877	369,375
Total Energy		644,195
Health Care 29.4%
Biotechnology 21.3%
Alexion Pharmaceuticals, Inc.(a)	1,675	320,528
Biogen Idec, Inc.(a)	1,426	457,860
Celgene Corp.(a)	4,447	476,229
Gilead Sciences, Inc.(a)	2,284	255,808
Pharmacyclics, Inc.(a)	3,828	500,205
Vertex Pharmaceuticals, Inc.(a)	4,590	517,017
Total		2,527,647
Life Sciences Tools & Services 4.3%
Illumina, Inc.(a)	2,629	506,293
Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	7,778	452,602
Total Health Care		3,486,542

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 5.8%
Aerospace & Defense 2.6%
Precision Castparts Corp.	1,392	307,215
Trading Companies & Distributors 3.2%
Fastenal Co.	8,684	382,443
Total Industrials		689,658
Information Technology 37.1%
Internet Software & Services 16.4%
Alibaba Group Holding Ltd. ADR(a)	1,805	177,973
Baidu, Inc. ADR(a)	1,752	418,325
Facebook, Inc. Class A(a)	4,913	368,426
LinkedIn Corp. Class A(a)	1,989	455,402
MercadoLibre, Inc.	1,973	268,624
Twitter, Inc.(a)	6,173	255,994
Total		1,944,744
IT Services 7.5%
Cognizant Technology Solutions Corp. Class A(a)	7,384	360,708
Visa, Inc. Class A	2,192	529,215
Total		889,923
Semiconductors & Semiconductor Equipment 2.6%
ARM Holdings PLC ADR	7,288	311,271
Software 10.6%
salesforce.com inc.(a)	8,256	528,301
Splunk, Inc.(a)	5,740	379,299
VMware, Inc. Class A(a)	4,161	347,735
Total		1,255,335
Total Information Technology		4,401,273
Materials 3.1%
Chemicals 3.1%
Monsanto Co.	3,181	365,942
Total Materials		365,942
Total Common Stocks (Cost: $10,225,104)		11,856,146

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Growth ETF

October 31, 2014

Money Market Funds 0.3%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(b)	32,498	32,498
Total Money Market Funds (Cost: $32,498)		32,498
Total Investments (Cost: $10,257,602)		11,888,644
Other Assets & Liabilities, Net		(17,638)
Net Assets		11,871,006

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Growth ETF

October 31, 2014

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks	11,856,146	—	—	11,856,146
Money Market Funds	32,498	—	—	32,498
Total	11,888,644	—	—	11,888,644

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments

Columbia Select Large Cap Value ETF

October 31, 2014

Common Stocks 99.6%

Issuer	Shares	Value ($)
Consumer Discretionary 6.9%
Multiline Retail 2.2%
Nordstrom, Inc.	2,765	200,767
Specialty Retail 4.7%
Gap, Inc. (The)	4,189	158,721
Lowe's Cos., Inc.	4,897	280,108
Total		438,829
Total Consumer Discretionary		639,596
Consumer Staples 11.8%
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	956	127,502
Food Products 4.0%
Tyson Foods, Inc. Class A	9,161	369,646
Tobacco 6.4%
Altria Group, Inc.	6,546	316,434
Philip Morris International, Inc.	3,074	273,617
Total		590,051
Total Consumer Staples		1,087,199
Energy 15.0%
Oil, Gas & Consumable Fuels 15.0%
Anadarko Petroleum Corp.	3,392	311,318
Chevron Corp.	1,290	154,735
ConocoPhillips	3,078	222,078
Marathon Oil Corp.	3,643	128,962
Marathon Petroleum Corp.	2,017	183,345
Valero Energy Corp.	4,338	217,290
Williams Cos., Inc. (The)	2,865	159,036
Total		1,376,764
Total Energy		1,376,764
Financials 25.4%
Banks 14.3%
Bank of America Corp.	16,460	282,453
Citigroup, Inc.	6,832	365,717
JPMorgan Chase & Co.	5,918	357,921
Wells Fargo & Co.	5,811	308,506
Total		1,314,597

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 3.0%
Morgan Stanley	7,995	279,425
Insurance 8.1%
MetLife, Inc.	4,221	228,947
Prudential Financial, Inc.	2,347	207,803
Unum Group	9,147	306,059
Total		742,809
Total Financials		2,336,831
Health Care 7.8%
Health Care Equipment & Supplies 1.5%
Baxter International, Inc.	1,902	133,406
Health Care Providers & Services 2.6%
Humana, Inc.	1,716	238,267
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	5,925	344,776
Total Health Care		716,449
Industrials 10.6%
Aerospace & Defense 5.8%
General Dynamics Corp.	1,382	193,148
Honeywell International, Inc.	1,530	147,064
United Technologies Corp.	1,844	197,308
Total		537,520
Road & Rail 4.8%
CSX Corp.	6,219	221,583
Union Pacific Corp.	1,883	219,275
Total		440,858
Total Industrials		978,378
Information Technology 9.7%
Communications Equipment 1.7%
Juniper Networks, Inc.	7,359	155,054
Electronic Equipment, Instruments & Components 1.2%
Corning, Inc.	5,255	107,360
IT Services 3.3%
Teradata Corp.(a)	7,162	303,096
Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	14,817	327,308
Total Information Technology		892,818

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Value ETF

October 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 5.5%
Chemicals 2.7%
E.I. du Pont de Nemours & Co.	3,645	252,052
Metals & Mining 2.8%
Freeport-McMoRan, Inc.	8,874	252,909
Total Materials		504,961
Telecommunication Services 4.1%
Diversified Telecommunication Services 4.1%
Verizon Communications, Inc.	7,513	377,528
Total Telecommunication Services		377,528
Utilities 2.8%
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	18,414	259,085
Total Utilities		259,085
Total Common Stocks (Cost: $7,592,796)		9,169,609

Money Market Funds 0.3%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(b)	25,574	25,574
Total Money Market Funds (Cost: $25,574)		25,574
Total Investments (Cost: $7,618,370)		9,195,183
Other Assets & Liabilities, Net		7,356
Net Assets		9,202,539

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Select Large Cap Value ETF

October 31, 2014

Fair Value Measurements (continued)

the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks	9,169,609	—	—	9,169,609
Money Market Funds	25,574	—	—	25,574
Total	9,195,183	—	—	9,195,183

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments

Columbia Core Bond ETF

October 31, 2014

Corporate Bond & Notes 36.9%

Issuer	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
L-3 Communications Corp. 3.950%, 11/15/16	20,000	21,047
Lockheed Martin Corp. 2.125%, 09/15/16	15,000	15,348
Total		36,395
Banking 4.7%
Bank of America Corp. 6.400%, 08/28/17	40,000	45,063
Bank of America NA 0.514%, 06/15/16(a)	10,000	9,960
Citigroup, Inc. 4.500%, 01/14/22	10,000	10,805
Fifth Third Bancorp 0.653%, 12/20/16(a)	10,000	9,958
2.300%, 03/01/19	25,000	25,062
Goldman Sachs Group, Inc. (The) 5.250%, 07/27/21	10,000	11,148
6.000%, 06/15/20	30,000	34,500
HSBC Holdings PLC 5.100%, 04/05/21	10,000	11,286
JPMorgan Chase & Co. 5.150%, 10/01/15	25,000	25,969
6.400%, 05/15/38	10,000	12,843
KeyCorp 2.300%, 12/13/18	25,000	25,068
Morgan Stanley 4.750%, 03/22/17	10,000	10,745
Wells Fargo & Co. 1.250%, 02/13/15	10,000	10,024
Total		242,431
Chemicals 0.7%
Eastman Chemical Co. 5.500%, 11/15/19	15,000	17,044
LYB International Finance BV 4.000%, 07/15/23	20,000	20,743
Total		37,787
Construction Machinery 1.0%
Caterpillar Financial Services Corp. 0.475%, 02/26/16(a)	10,000	10,019
5.450%, 04/15/18	30,000	33,739
John Deere Capital Corp. 0.875%, 04/17/15	10,000	10,026
Total		53,784

Corporate Bond & Notes (continued)

Issuer	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.5%
United Technologies Corp. 3.100%, 06/01/22	25,000	25,423
Electric 2.5%
Berkshire Hathaway Energy Co. 5.750%, 04/01/18	14,000	15,849
Duke Energy Ohio, Inc. 0.373%, 03/06/15(a)	10,000	10,002
Entergy Corp. 3.625%, 09/15/15	10,000	10,215
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,821
Exelon Generation Co. LLC 5.200%, 10/01/19	10,000	11,186
PPL Capital Funding, Inc. 3.400%, 06/01/23	10,000	9,985
PPL Energy Supply LLC 4.600%, 12/15/21	15,000	14,141
Sierra Pacific Power Co. 6.000%, 05/15/16	15,000	16,166
Southern Power Co. 4.875%, 07/15/15	30,000	30,849
Total		129,214
Environmental 0.6%
Waste Management, Inc. 4.750%, 06/30/20	30,000	33,255
Food and Beverage 1.2%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	30,000	34,069
Campbell Soup Co. 3.800%, 08/02/42	2,000	1,765
ConAgra Foods, Inc. 3.200%, 01/25/23	19,000	18,423
PepsiCo, Inc. 0.445%, 02/26/16(a)	10,000	10,004
Total		64,261
Foreign Agencies 0.5%
Petrobras International Finance Co. 5.875%, 03/01/18	15,000	16,121
Petroleos Mexicanos 5.500%, 06/27/44	10,000	10,425
Total		26,546

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2014

Corporate Bond & Notes (continued)

Issuer	Principal Amount ($)	Value ($)
Gas Pipelines 2.3%
El Paso Corp. 6.500%, 09/15/20	20,000	22,750
El Paso Pipeline Partners Operating Co. LLC 4.300%, 05/01/24	15,000	15,019
5.000%, 10/01/21	10,000	10,674
Energy Transfer Partners LP 6.500%, 02/01/42	10,000	11,561
Kinder Morgan Energy Partners LP 3.500%, 03/01/21	10,000	9,951
NiSource Finance Corp. 5.250%, 02/15/43	10,000	10,912
5.800%, 02/01/42	15,000	17,545
TransCanada Pipelines Ltd. 3.800%, 10/01/20	10,000	10,486
Transcontinental Gas Pipe Line Co. LLC 4.450%, 08/01/42	10,000	9,696
Total		118,594
Health Care 1.5%
Bio-Rad Laboratories, Inc. 4.875%, 12/15/20	30,000	32,136
Boston Scientific Corp. 6.250%, 11/15/15	15,000	15,827
McKesson Corp. 3.250%, 03/01/16	30,000	30,874
Total		78,837
Healthcare Insurance 0.4%
Aetna, Inc. 2.750%, 11/15/22	10,000	9,629
WellPoint, Inc. 3.300%, 01/15/23	10,000	9,890
Total		19,519
Independent Energy 0.9%
Anadarko Petroleum Corp. 6.375%, 09/15/17	20,000	22,568
Encana Corp. 3.900%, 11/15/21	10,000	10,437
Nexen Energy ULC 5.875%, 03/10/35	10,000	11,614
Total		44,619
Integrated Energy 1.0%
Murphy Oil Corp. 5.125%, 12/01/42	10,000	9,452

Corporate Bond & Notes (continued)

Issuer	Principal Amount ($)	Value ($)
Shell International Finance BV 3.100%, 06/28/15	10,000	10,182
Total Capital International SA 3.750%, 04/10/24	30,000	31,135
Total		50,769
Life Insurance 2.3%
Genworth Holdings, Inc. 4.900%, 08/15/23	25,000	26,030
Hartford Financial Services Group, Inc. (The) 5.375%, 03/15/17	25,000	27,286
MetLife, Inc. 6.400%, 12/15/36	40,000	44,950
Prudential Financial, Inc. 4.500%, 11/16/21	15,000	16,352
6.625%, 06/21/40	5,000	6,380
Total		120,998
Media Cable 1.3%
Comcast Corp. 5.150%, 03/01/20	20,000	22,825
DIRECTV Holdings LLC 2.400%, 03/15/17	8,000	8,194
6.375%, 03/01/41	10,000	11,689
Time Warner Cable, Inc. 7.300%, 07/01/38	20,000	27,516
Total		70,224
Media Non-Cable 0.3%
Reed Elsevier Capital, Inc. 3.125%, 10/15/22	15,000	14,653
Metals 1.2%
Alcoa, Inc. 5.400%, 04/15/21	15,000	16,423
6.750%, 07/15/18	5,000	5,670
Arcelormittal 6.000%, 03/01/21	5,000	5,362
Freeport-McMoRan, Inc. 3.100%, 03/15/20	10,000	9,966
Rio Tinto Finance USA PLC 1.125%, 03/20/15	15,000	15,038
Vale Overseas Ltd. 4.375%, 01/11/22	10,000	10,157
Total		62,616

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2014

Corporate Bond & Notes (continued)

Issuer	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.2%
Discover Financial Services 6.450%, 06/12/17	10,000	11,163
Non-Captive Diversified 1.2%
General Electric Capital Corp. 2.150%, 01/09/15	10,000	10,033
2.300%, 04/27/17	10,000	10,268
4.375%, 09/16/20	40,000	43,909
Total		64,210
Oil Field Services 0.1%
Weatherford International Ltd. 5.125%, 09/15/20	5,000	5,452
Other Financial Institutions 0.4%
NYSE Euronext 2.000%, 10/05/17	20,000	20,282
Pharmaceuticals 0.6%
Teva Pharmaceutical Finance III LLC 3.000%, 06/15/15	30,000	30,452
Property & Casualty 1.2%
ACE INA Holdings, Inc. 5.700%, 02/15/17	30,000	33,075
Berkshire Hathaway, Inc. 1.900%, 01/31/17	10,000	10,203
Liberty Mutual Group, Inc. 4.950%, 05/01/22	20,000	21,677
Total		64,955
Railroads 1.4%
Burlington Northern Santa Fe LLC 3.050%, 03/15/22	15,000	15,029
4.550%, 09/01/44	10,000	10,145
Canadian Pacific Railway Co. 6.500%, 05/15/18	10,000	11,541
CSX Corp. 7.375%, 02/01/19	30,000	36,237
Total		72,952
REITs 0.6%
Boston Properties LP 4.125%, 05/15/21	15,000	15,948
Duke Realty LP 6.750%, 03/15/20	5,000	5,906
Simon Property Group LP 2.150%, 09/15/17	10,000	10,236
Total		32,090

Corporate Bond & Notes (continued)

Issuer	Principal Amount ($)	Value ($)
Restaurants 0.7%
McDonald's Corp. 2.625%, 01/15/22	10,000	9,941
Yum! Brands, Inc. 3.875%, 11/01/23	25,000	25,084
Total		35,025
Retailers 0.6%
AutoZone, Inc. 5.750%, 01/15/15	30,000	30,297
Supermarkets 0.1%
Safeway, Inc. 4.750%, 12/01/21	3,000	3,029
Supranational 0.5%
European Investment Bank 5.125%, 05/30/17	25,000	27,661
Technology 2.9%
Apple, Inc. 2.400%, 05/03/23	15,000	14,472
Cisco Systems, Inc. 2.125%, 03/01/19	5,000	5,020
4.450%, 01/15/20	30,000	33,142
Intel Corp. 3.300%, 10/01/21	25,000	26,087
Jabil Circuit, Inc. 7.750%, 07/15/16	30,000	32,813
Oracle Corp. 6.500%, 04/15/38	30,000	39,365
Total		150,899
Transportation Services 0.2%
ERAC USA Finance LLC 5.625%, 03/15/42	10,000	11,381
Wireless 0.4%
American Tower Corp. 5.050%, 09/01/20	20,000	21,797
Wirelines 2.2%
AT&T, Inc. 1.700%, 06/01/17	10,000	10,085
5.800%, 02/15/19	30,000	34,361
Telecom Italia Capital SA 7.175%, 06/18/19	5,000	5,700
Verizon Communications, Inc. 2.625%, 02/21/20	32,000	31,829

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2014

Corporate Bond & Notes (continued)

Issuer	Principal Amount ($)	Value ($)
3.000%, 11/01/21	10,000	9,923
6.350%, 04/01/19	20,000	23,326
Total		115,224
Total Corporate Bond & Notes (Cost: $1,826,112)		1,926,794

U.S. Government & Agency Obligations 33.7%

Federal National Mortgage Association 16.9%
2.375%, 07/28/15	100,000	101,633
3.000%, 11/15/29(b)	125,000	129,639
3.500%, 01/25/24	26,200	27,316
3.500%, 11/15/29(b)	75,000	79,242
3.500%, 11/15/44(b)	100,000	103,406
4.000%, 03/01/26	23,233	24,938
4.000%, 11/15/29(b)	50,000	53,064
4.000%, 06/25/37	2,124	2,158
4.000%, 03/01/41	59,715	63,496
4.000%, 11/15/44(b)	50,000	53,086
4.500%, 02/01/22	8,739	9,294
4.500%, 08/01/39	88,894	97,197
4.500%, 03/01/41	45,145	49,153
5.000%, 03/01/24	2,511	2,715
5.000%, 10/01/39	29,449	32,624
5.500%, 04/01/38	13,740	15,327
6.000%, 09/01/39	16,851	19,095
6.500%, 09/01/38	14,498	16,316
Total		879,699
Federal Home Loan Mortgage Corporation 8.4%
2.500%, 05/27/16	200,000	206,404
3.500%, 03/15/24	6,127	6,299
3.500%, 09/15/24	4,618	4,798
3.750%, 03/27/19	100,000	108,975
5.000%, 02/01/40	64,728	71,794
5.500%, 05/01/35	24,319	27,314
6.000%, 10/01/38	10,140	11,443
6.500%, 08/01/38	1,397	1,584
Total		438,611
Government National Mortgage Association 8.4%
1.883%, 04/16/32	21,858	21,894
2.169%, 11/16/37	4,502	4,534
2.210%, 11/16/34	8,301	8,311
2.210%, 12/16/35	17,761	17,855
3.500%, 11/15/44(b)	50,000	52,216
4.000%, 11/15/44(b)	75,000	80,190
4.500%, 11/15/44(b)	200,000	218,234
5.000%, 02/15/40	22,893	25,360
6.000%, 12/15/37	8,601	9,700
Total		438,294
Total U.S. Government & Agency Obligations (Cost $1,710,141)		1,756,604

U.S. Treasury Obligations 19.6%

Issuer	Principal Amount ($)	Value ($)
U.S. Treasury Bond 8.4%
2.750%, 08/15/42	50,000	47,066
4.375%, 02/15/38	70,000	87,052
4.375%, 05/15/41	80,000	100,588
5.000%, 05/15/37	65,000	88,024
5.250%, 11/15/28	50,000	65,406
5.375%, 02/15/31	35,000	47,272
Total		435,408
U.S. Treasury Note 7.5%
0.250%, 02/15/15	75,000	75,023
2.125%, 01/31/21	135,000	136,382
2.250%, 07/31/21	35,000	35,511
7.500%, 11/15/24	100,000	146,570
Total		393,486
U.S. Treasury Inflation Indexed Note 3.0%
0.125%, 04/15/16	75,000	81,721
0.125%, 04/15/19	75,000	76,666
Total		158,387
U.S. Treasury Inflation Indexed Bond 0.7%
2.375%, 01/15/27	25,000	35,514
Total U.S. Treasury Obligations (Cost: $978,297)		1,022,795
Asset-Backed Securities — Non-Agency 2.0%
Resolution Funding Corp Principal Strip 0.000%, 10/15/19	25,000	22,729
Small Business Administration Participation Certificates 3.920%, 10/01/29	30,801	32,508
3.150%, 07/01/33	23,867	24,559
Smart Trust/Australia 0.840%, 09/14/16	10,390	10,398
Toyota Auto Receivables Owner Trust 0.750%, 02/16/16	3,402	3,405
Volkswagen Auto Loan Enhanced Trust 1.980%, 09/20/17	12,561	12,585
Total Asset-Backed Securities — Non-Agency (Cost: $102,653)		106,184
Municipal Bonds 2.0%
Issue Description	Principal Amount ($)	Value ($)
California 0.6%
State of California 7.550%, 04/01/39	20,000	29,967

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2014

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Illinois 0.9%
Metropolitan Water Reclamation District of Greater Chicago 5.720%, 12/01/38	30,000	36,449
State of Illinois 5.877%, 03/01/19	10,000	11,139
Total		47,588
Ohio 0.5%
Bowling Green State University Revenue Bonds 5.080%, 06/01/18	20,000	22,188
JobsOhio Beverage System Series B Revenue Bonds 3.235%, 01/01/23	5,000	4,910
Total		27,098
Total Municipal Bonds (Cost: $91,470)		104,653
Issuer	Principal Amount ($)	Value ($)
Mortgage-Backed Securities 1.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49(c)	25,000	26,687
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39(c)	25,000	26,902
Wachovia Bank Commercial Mortgage Trust 5.274%, 12/15/44(a)(c)	16,689	17,213
Total Mortgage-Backed Securities (Cost: $73,219)		70,802

Foreign Government Obligations 0.6%

Issuer	Principal Amount ($)	Value ($)
Brazilian Government International Bond 7.875%, 03/07/15	10,000	10,235
Mexico Government International Bond 3.625%, 03/15/22	8,000	8,200
Turkey Government International Bond 6.875%, 03/17/36	10,000	12,100
Total Foreign Government Obligations (Cost: $28,742)		30,535

Money Market Funds 18.9%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(d)	986,177	986,177
Total Money Market Funds (Cost: $986,177)		986,177
Total Investments (Cost: $5,796,811)		6,004,544
Other Assets & Liabilities, Net		(786,573)
Net Assets		5,217,971

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  Represents average annualized seven-day yield as of October 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Core Bond ETF

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Bond & Notes	—	1,926,794	—	1,926,794
U.S. Government & Agency Obligations	—	1,756,604	—	1,756,604
U.S. Treasury Obligations	1,022,795	—	—	1,022,795
Asset-Backed Securities — Non-Agency	—	106,184	—	106,184
Municipal Bonds	—	104,653	—	104,653
Mortgage-Backed Securities	—	70,802	—	70,802
Foreign Government Obligations	—	30,535	—	30,535
Money Market Funds	986,177	—	—	986,177
Total	2,008,972	3,995,572	—	6,004,544

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments

Columbia Intermediate Municipal Bond ETF

October 31, 2014

Municipal Bonds 98.4%

Issue Description	Principal Amount ($)	Value ($)
Alaska 4.2%
Alaska Industrial Development & Export Authority Revolving Fund Series A Revenue Bonds 5.000%, 04/01/19	100,000	115,879
North Slope Borough of Alaska Series A 5.000%, 06/30/17	100,000	111,623
Total Alaska		227,502
Arizona 2.2%
City of Scottsdale 5.000%, 07/01/24	100,000	118,122
California 18.2%
California Health Facilities Financing Authority Revenue Scripps Health Series A Revenue Bonds 5.000%, 11/15/24	100,000	115,991
California State Economic Recovery Series A 5.000%, 07/01/22	100,000	107,275
California State Public Works Board Series A Revenue Bonds 5.000%, 09/01/31	100,000	116,363
California State Public Works Board Lease Revenue Department of Correction and Rehabilitation Revenue Bonds 5.000%, 06/01/20	200,000	236,826
California Statewide Communities Development Authority Series A Revenue Bonds 5.000%, 10/01/28	100,000	112,832
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	150,000	175,728
State of California 5.000%, 02/01/27	100,000	117,239
Total California		982,254
Colorado 2.0%
Denver Colorado City & County Airport Revenue System Series A Revenue Bonds 5.000%, 11/15/23	100,000	108,770

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Florida 5.2%
Citizens Property Insurance Corp. Series A-1 Revenue Bonds 5.500%, 06/01/17	150,000	167,926
Orlando Utilities Commission Utility System Revenue Series B Revenue Bonds 5.000%, 10/01/23	100,000	114,611
Total Florida		282,537
Illinois 7.0%
City of Chicago Waterworks Revenue Revenue Bonds 5.000%, 11/01/25	200,000	229,052
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A Revenue Bonds 5.500%, 08/15/24	100,000	112,171
State of Illinois 5.250%, 02/01/31	35,000	38,381
Total Illinois		379,604
Indiana 2.0%
Indiana Health & Educational Facilities Financing Authority Series B Revenue Bonds 5.000%, 02/15/16	100,000	106,045
Maryland 4.3%
Maryland Health & Higher Educational Facilities Authority Revenue Carroll Hospital Series A Revenue Bonds 5.000%, 07/01/21	200,000	229,668
Massachusetts 2.1%
Commonwealth of Massachusetts Development Finance Agency Revenue College Holy Cross Series B Revenue Bonds 4.750%, 09/01/23	100,000	112,651
Michigan 1.6%
Royal Oak Hospital Finance Authority Series D Revenue Bonds 5.000%, 09/01/32	75,000	84,269

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2014

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Missouri 4.8%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds 5.000%, 02/01/26	75,000	84,605
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Series A Revenue Bonds 5.000%, 01/01/16	165,000	173,864
Total Missouri		258,469
Nevada 2.9%
County of Clark Highway Improvement Revenue Motor Vehicle Fuel Tax Revenue Bonds 5.000%, 07/01/19	135,000	157,743
New Jersey 5.6%
New Jersey Economic Development Authority Revenue School Facilities Construction Series EE Revenue Bonds 5.000%, 09/01/23	165,000	184,774
New Jersey Transportation Trust Fund Authority Transportation System Series B Revenue Bonds 5.500%, 12/15/19	100,000	116,685
Total New Jersey		301,459
New Mexico 2.1%
New Mexico Finance Authority Revenue Subordinated Lien Public PJ Revolving Fund Series C Revenue Bonds 5.250%, 06/15/18	100,000	111,480
New York 4.2%
New York State Thruway Authority Series H Revenue Bonds 5.000%, 01/01/22	100,000	112,037
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A Revenue Bonds 5.000%, 03/15/18	100,000	113,822
Total New York		225,859

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
North Carolina 3.0%
Charlotte, North Carolina Airport Revenue Series B Revenue Bonds 5.000%, 07/01/16	150,000	161,032
Oklahoma 2.1%
Oklahoma Municipal Power Authority Supply Systems Revenue Series A Revenue Bonds 5.000%, 01/01/23	100,000	114,021
Pennsylvania 2.2%
Lancaster County Solid Waste Management Authority Series A Revenue Bonds 5.250%, 12/15/29	100,000	116,104
South Carolina 2.1%
County of Florence South Carolina Revenue Bonds 5.000%, 11/01/32	100,000	115,208
Texas 9.6%
Harris County, Texas Series C Revenue Bonds 5.000%, 08/15/22	100,000	116,373
Leander Independent School District 5.250%, 08/15/17	100,000	112,909
Lower Colorado River Authority Texas Revenue Revenue Bonds 5.000%, 05/15/22	100,000	114,857
North Texas Tollway Authority Revenue Specials Projects System Series A Revenue Bonds 5.000%, 09/01/30	150,000	172,199
Total Texas		516,338
Washington 8.9%
Energy Northwest Series A Revenue Bonds 5.000%, 07/01/22	125,000	134,423

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2014

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Energy Northwest Washington Electric Revenue Columbia Station Series A Revenue Bonds 5.000%, 07/01/22	75,000	89,960
FYI Properties Washington Lease Revenue Washington State District Project Revenue Bonds 5.000%, 06/01/22	100,000	112,904
Port of Seattle Washington Revenue Authority Series A Revenue Bonds 5.500%, 09/01/20	115,000	139,544
Total Washington		476,831
Wisconsin 2.1%
Wisconsin Health & Educational Facilities Authority Revenue Aurora Health Care Inc. Series A Revenue Bonds 5.250%, 04/15/24	100,000	112,853
Total Municipal Bonds (Cost: $4,975,033)		5,298,819

Money Market Funds 0.8%

	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Institutional Shares 0.000%(a)	41,726	41,726
Total Money Market Funds (Cost: $41,726)		41,726
Total Investments (Cost: $5,016,759)		5,340,545
Other Assets & Liabilities, Net		46,243
Net Assets		5,386,788

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Portfolio of Investments (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2014

Fair Value Measurements (continued)

affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	—	5,298,819	—	5,298,819
Money Market Funds	41,726	—	—	41,726
Total	41,726	5,298,819	—	5,340,545

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Statement of Assets and Liabilities

October 31, 2014

	Columbia Large Cap Growth ETF	Columbia Select Large Cap Growth ETF	Columbia Select Large Cap Value ETF	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Assets
Investments, at cost:	$5,918,193	$10,257,602	$7,618,370	$5,796,811	$5,016,759
Investments, at fair value (Note 2)	$6,501,275	$11,888,644	$9,195,183	$6,004,544	$5,340,545
Receivable for:
Investment securities sold	201,896	78,732	119,036	—	—
Due from investment manager	9,121	9,086	10,599	10,386	6,700
Dividends	2,622	5,028	16,572	—	—
Interest	—	—	—	39,398	69,867
Prepaid expenses	5,828	10,447	4,708	5,925	5,919
Total assets	6,720,742	11,991,937	9,346,098	6,060,253	5,423,031
Liabilities
Payable for:
Investment securities purchased	185,694	78,880	107,546	37,134	—
Investment securities purchased on a delayed delivery basis	—	—	—	765,657	—
Compensation of board members	8,451	8,547	8,867	8,484	8,498
Advisory fees	2,828	7,271	5,771	2,218	2,200
Other accrued expenses	20,691	26,233	21,375	28,789	25,545
Total liabilities	217,664	120,931	143,559	842,282	36,243
Net assets applicable to outstanding capital stock	$6,503,078	$11,871,006	$9,202,539	$5,217,971	$5,386,788
Represented by:
Paid-in capital	$5,629,515	$9,572,978	$7,456,179	$5,018,840	$5,109,440
Undistributed (accumulated) net investment income (loss)	8,715	(7,999)	46,264	4,161	23,870
Undistributed (accumulated) net realized gain (loss) on investments	281,766	674,985	123,283	(12,763)	(70,308)
Net unrealized appreciation on investments	583,082	1,631,042	1,576,813	207,733	323,786
Total — representing net assets applicable to outstanding capital stock	$6,503,078	$11,871,006	$9,202,539	$5,217,971	$5,386,788
Shares outstanding	150,010	250,010	200,022	100,010	100,010
Net asset value per share	$43.35	$47.48	$46.01	$52.17	$53.86

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Statement of Operations

For the Year Ended October 31, 2014

	Columbia Large Cap Growth ETF	Columbia Select Large Cap Growth ETF	Columbia Select Large Cap Value ETF	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Investment income:
Dividends	$31,406	$65,455	$134,636	$—	$—
Interest	—	—	35	137,612	174,710
Foreign taxes withheld	(118)	—	—	—	—
Total income	31,288	65,455	134,671	137,612	174,710
Expenses:
Administration fees	75,000	75,000	75,000	75,000	75,000
Advisory fees	17,227	104,283	47,790	25,796	25,476
Exchange listing fees	13,500	13,500	13,500	7,500	7,500
Transfer agent fees	12,000	12,000	12,000	12,000	12,000
Professional fees	11,630	14,759	13,048	15,122	13,431
Compensation of board members	10,450	10,695	10,401	10,537	10,535
Shareholder reporting fees	8,062	23,160	12,225	12,326	13,080
Custody fees	6,456	8,482	3,919	9,197	2,678
Insurance fees	4,960	6,802	4,522	5,007	5,009
Pricing fees	1,615	1,080	740	45,248	24,696
Other	1,829	2,037	2,287	1,841	1,845
Total expenses	162,729	271,798	195,432	219,574	191,250
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(144,126)	(160,707)	(148,816)	(190,334)	(167,407)
Total net expenses	18,603	111,091	46,616	29,240	23,843
Net investment income (loss)	12,685	(45,636)	88,055	108,372	150,867
Realized and unrealized gain (loss) — net
					Net realized gain (loss) on:
Investments	287,104	781,924	125,540	33,169	9,826
In-kind transactions	—	2,692,162	—	—	—
Total realized gain	287,104	3,474,086	125,540	33,169	9,826
Change in net unrealized appreciation (depreciation) on investments	115,932	(1,451,488)	687,546	61,368	110,378
Net realized and unrealized gain on investments	403,036	2,022,598	813,086	94,537	120,204
Net increase in net assets resulting from operations	$415,721	$1,976,962	$901,141	$202,909	$271,071

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Statement of Changes in Net Assets

	Columbia Large Cap Growth ETF		Columbia Select Large Cap Growth ETF		Columbia Select Large Cap Value ETF
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations
Net investment income (loss)	$12,685	$13,394	$(45,636)	$9,828	$88,055	$59,440
Net realized gain	287,104	136,324	3,474,086	565,260	125,540	30,626
Net change in unrealized appreciation (depreciation)	115,932	282,927	(1,451,488)	2,287,022	687,546	867,478
Net increase in net assets resulting from operations	415,721	432,645	1,976,962	2,862,110	901,141	957,544
Distributions to shareholders
Net investment income	(10,706)	(17,513)	—	(12,028)	(51,898)	(48,142)
Net realized gains	(91,000)	—	—	—	(30,626)	(17,649)
Total distributions to shareholders	(101,706)	(17,513)	—	(12,028)	(82,524)	(65,791)
Shareholder transactions
Proceeds from shares sold	4,243,547	—	4,213,145	3,939,469	4,403,807	—
Cost of shares redeemed	—	—	(8,442,570)	—	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	4,243,547	—	(4,229,425)	3,939,469	4,403,807	—
Increase (decrease) in net assets	4,557,562	415,132	(2,252,463)	6,789,551	5,222,424	891,753
Net assets
Net assets at beginning of year	1,945,516	1,530,384	14,123,469	7,333,918	3,980,115	3,088,362
Net assets at end of year	$6,503,078	$1,945,516	$11,871,006	$14,123,469	$9,202,539	$3,980,115
Undistributed net investment income (loss)	$8,715	$6,742	$(7,999)	$(19,082)	$46,264	$10,107
Capital stock activity
Shares outstanding, beginning of year	50,010	50,010	350,010	250,010	100,022	100,022
Subscriptions	100,000	—	100,000	100,000	100,000	—
Redemptions	—	—	(200,000)	—	—	—
Shares outstanding, end of year	150,010	50,010	250,010	350,010	200,022	100,022

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Statement of Changes in Net Assets (continued)

	Columbia Core Bond ETF		Columbia Intermediate Municipal Bond ETF
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations
Net investment income	$108,372	$101,907	$150,867	$181,554
Net realized gain (loss)	33,169	(19,177)	9,826	(80,134)
Net change in unrealized appreciation (depreciation)	61,368	(149,927)	110,378	(291,115)
Net increase (decrease) in net assets resulting from operations	202,909	(67,197)	271,071	(189,695)
Distributions to shareholders
Net investment income	(121,074)	(120,906)	(146,592)	(186,376)
Net realized gains	—	(29,441)	—	(2,646)
Total distributions to shareholders	(121,074)	(150,347)	(146,592)	(189,022)
Shareholder transactions
Proceeds from shares sold	—	—	—	—
Cost of shares redeemed	—	—	—	(2,580,203)
Net decrease in net assets resulting from shareholder transactions	—	—	—	(2,580,203)
Increase (decrease) in net assets	81,835	(217,544)	124,479	(2,958,920)
Net Assets
Net assets at beginning of year	5,136,136	5,353,680	5,262,309	8,221,229
Net assets at end of year	$5,217,971	$5,136,136	$5,386,788	$5,262,309
Undistributed net investmentincome (loss)	$4,161	$11,632	$23,870	$19,595
Capital stock activity
Shares outstanding, beginning of year	100,010	100,010	100,010	150,010
Subscriptions	—	—	—	—
Redemptions	—	—	—	(50,000)
Shares outstanding, end of year	100,010	100,010	100,010	100,010

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Financial Highlights

Columbia Large Cap Growth ETF

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$38.90	$30.60	$31.00	$29.56	$25.12
Net investment income (loss)(a)	0.23	0.27	0.14	(0.02)	(0.05)
Net realized and unrealized gain	6.25	8.38	3.40	1.46	4.64
Total from investment operations	6.48	8.65	3.54	1.44	4.59
Less distributions to shareholders
Net investment income	(0.21)	(0.35)	—	—	(0.06)
Net realized gains	(1.82)	—	(3.94)	—	(0.09)
Total distribution to shareholders	(2.03)	(0.35)	(3.94)	—	(0.15)
Net asset value, end of year	$43.35	$38.90	$30.60	$31.00	$29.56
Total return at NAV(b)	17.28%	28.57%	13.31%	4.87%	18.29%
Total return at Market(b)	18.04%	39.62%	5.10%	3.25%	18.24%
Ratios to average net assets
Expenses, net of expense waivers	0.83%	0.83%	0.84%	0.89%	0.89%
Expenses, prior to expense waivers	7.27%	9.81%	11.56%	6.95%	4.52%
Net investment income (loss), net of waivers	0.57%	0.78%	0.48%	(0.07%)	(0.18%)
Supplemental data
Net assets, end of year (in thousands)	$6,503	$1,946	$1,530	$1,550	$4,434
Portfolio turnover rate(c)	87%	66%	112%	110%	45%

(a)  Based on average shares outstanding.

(b)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Financial Highlights

Columbia Select Large Cap Growth ETF

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$40.35	$29.33	$30.71	$29.62	$25.09
Net investment income (loss)(a)	(0.15)	0.04	(0.04)	(0.11)	(0.06)
Net realized and unrealized gain	7.28	11.03	1.27	1.20	4.73
Total from investment operations	7.13	11.07	1.23	1.09	4.67
Less distributions to shareholders
Net investment income	—	(0.05)	—	—	(0.04)
Net realized gains	—	—	(2.61)	—	(0.10)
Total distribution to shareholders	—	(0.05)	(2.61)	—	(0.14)
Net asset value, end of year	$47.48	$40.35	$29.33	$30.71	$29.62
Total return at NAV(b)	17.67%	37.79%	4.77%	3.68%	18.64%
Total return at Market(b)	17.48%	49.83%	(3.51%)	3.82%	18.31%
Ratios to average net assets
Expenses, net of expense waivers	0.82%	0.84%	0.85%	0.89%	0.89%
Expenses, prior to expense waivers	2.01%	2.56%	3.11%	3.61%	3.57%
Net investment income (loss), net of waivers	(0.34%)	0.11%	(0.15%)	(0.34%)	(0.22%)
Supplemental data
Net assets, end of year (in thousands)	$11,871	$14,123	$7,334	$9,215	$8,887
Portfolio turnover rate(c)	84%	42%	58%	127%	51%

(a)  Based on average shares outstanding.

(b)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Financial Highlights

Columbia Select Large Cap Value ETF

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$39.79	$30.88	$30.46	$33.38	$30.33
Net investment income(a)	0.62	0.59	0.46	0.45	0.46
Net realized and unrealized gain	6.43	8.98	3.76	0.37 (b)	4.26
Total from investment operations	7.05	9.57	4.22	0.82	4.72
Less distributions to shareholders
Net investment income	(0.52)	(0.48)	(0.39)	(0.56)	(0.94)
Net realized gains	(0.31)	(0.18)	(3.41)	(3.18)	(0.73)
Total distribution to shareholders	(0.83)	(0.66)	(3.80)	(3.74)	(1.67)
Net asset value, end of year	$46.01	$39.79	$30.88	$30.46	$33.38
Total return at NAV(c)	17.94%	31.59%	15.50%	2.03%	15.99%
Total return at Market(c)	17.86%	31.61%	15.76%	1.86%	16.30%
Ratios to average net assets
Expenses, net of expense waivers	0.75%	0.80%	0.81%	0.79%	0.79%
Expenses, prior to expense waivers	3.15%	4.97%	6.26%	9.25%	8.43%
Net investment income, net of waivers	1.42%	1.67%	1.55%	1.43%	1.44%
Supplemental data
Net assets, end of year (in thousands)	$9,203	$3,980	$3,088	$3,047	$1,670
Portfolio turnover rate(d)	36%	4%	12%	143%	16%

(a)  Based on average shares outstanding.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(d)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Financial Highlights

Columbia Core Bond ETF

	For the Year Ended October 31,				For the Period January 29, 2010(a) Through
	2014	2013	2012	2011	October 31, 2010
Per share data
Net asset value, beginning of period	$51.36	$53.53	$52.88	$52.52	$50.00
Net investment income(b)	1.08	1.02	1.19	1.65	1.39
Net realized and unrealized gain (loss)	0.94	(1.69)	1.74	0.92	2.37
Total from investment operations	2.02	(0.67)	2.93	2.57	3.76
Less distributions to shareholders
Net investment income	(1.21)	(1.21)	(1.35)	(1.83)	(1.24)
Net realized gains	—	(0.29)	(0.93)	(0.38)	—
Total distribution to shareholders	(1.21)	(1.50)	(2.28)	(2.21)	(1.24)
Net asset value, end of period	$52.17	$51.36	$53.53	$52.88	$52.52
Total return at NAV(c)	3.99%	(1.26%)	5.73%	5.12%	7.62%
Total return at Market(c)	4.43%	(3.96%)	5.73%	8.16%	6.87%
Ratios to average net assets
Expenses, net of expense waivers	0.57%	0.53%	0.40%	0.35%	0.35	%(d)
Expenses, prior to expense waivers	4.26%	4.31%	4.71%	5.77%	6.35	%(d)
Net investment income, net of waivers	2.10%	1.96%	2.26%	3.19%	3.60	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5,218	$5,136	$5,354	$5,289	$2,626
Portfolio turnover rate(e)	197%	178%	176%	116%	123	%(f)

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(d)  Annualized.

(e)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(f)  Not annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Financial Highlights

Columbia Intermediate Municipal Bond ETF

	For the Year Ended October 31,				For the Period January 29, 2010(a) Through
	2014	2013	2012	2011	October 31, 2010
Per share data
Net asset value, beginning of period	$52.62	$54.80	$52.16	$51.71	$50.00
Net investment income(b)	1.51	1.37	1.36	1.38	1.09
Net realized and unrealized gain (loss)	1.20	(2.10)	2.65	0.76	1.66
Total from investment operations	2.71	(0.73)	4.01	2.14	2.75
Less distributions to shareholders
Net investment income	(1.47)	(1.43)	(1.37)	(1.35)	(1.04)
Net realized gains	—	(0.02)	—	(0.34)	—
Total distribution to shareholders	(1.47)	(1.45)	(1.37)	(1.69)	(1.04)
Net asset value, end of period	$53.86	$52.62	$54.80	$52.16	$51.71
Total return at NAV(c)	5.22%	(1.35%)	7.77%	4.29%	5.56%
Total return at Market(c)	6.19%	(2.45%)	7.97%	4.43%	5.22%
Ratios to average net assets
Expenses, net of expense waivers	0.45%	0.50%	0.42%	0.35%	0.35	%(d)
Expenses, prior to expense waivers	3.60%	2.94%	3.48%	5.53%	5.59	%(d)
Net investment income, net of waivers	2.84%	2.54%	2.53%	2.69%	2.84	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5,387	$5,262	$8,221	$5,216	$2,586
Portfolio turnover rate(e)	9%	9%	5%	6%	92	%(f)

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(d)  Annualized.

(e)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(f)  Not annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia ETF Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds):

Columbia Large Cap Growth ETF

Columbia Select Large Cap Growth ETF

Columbia Select Large Cap Value ETF

Columbia Core Bond ETF

Columbia Intermediate Municipal Bond ETF

Effective July 14, 2014, each Fund currently operates as a diversified fund. Prior to July 14, 2014, Columbia Select Large Cap Growth ETF was classified as a non-diversified fund.

Fund Shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2014

faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk to the Funds since the other party to the transaction may fail to deliver which would cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for BDCs, ETFs and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the NYSE is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly for Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF. Distributions from net investment income are declared and paid annually for each of the remaining Funds. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2014

distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's average daily net assets increase:

	Fee Range
Columbia Large Cap Growth ETF	0.77	% - 0.58%
Columbia Select Large Cap Growth ETF	0.77	% - 0.58%
Columbia Select Large Cap Value ETF	0.77	% - 0.58%
Columbia Core Bond ETF	0.50	% - 0.34%
Columbia Intermediate Municipal Bond ETF	0.48	% - 0.29%

The effective investment management fee rate, as a percentage of each Fund's average daily net assets, for the year ended October 31, 2014, was as follows:

Annualized Effective Fee Rate
Columbia Large Cap Growth ETF	0.77%
Columbia Select Large Cap Growth ETF	0.77
Columbia Select Large Cap Value ETF	0.77
Columbia Core Bond ETF	0.50
Columbia Intermediate Municipal Bond ETF	0.48

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid to this company were as follows:

Columbia Large Cap Growth ETF	$1,171
Columbia Select Large Cap Growth ETF	$1,189
Columbia Select Large Cap Value ETF	$1,176
Columbia Core Bond ETF	$1,176
Columbia Intermediate Municipal Bond ETF	$1,176

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statements of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Funds, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

Distribution and Service Fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan). Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (the Service Providers) at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board, however, and there are no current plans to impose these fees.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager has contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the following

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2014

annual rates as a percentage of the respective Fund's average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Columbia Large Cap Growth ETF	0.82%	0.86%
Columbia Select Large Cap Growth ETF	0.80	0.86
Columbia Select Large Cap Value ETF	0.74	0.79
Columbia Core Bond ETF	0.57	0.56
Columbia Intermediate Municipal Bond ETF	0.42	0.51

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes, expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and other exchange-traded funds), brokerage commissions, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, net operating loss reclassification and disallowed gain (loss) on in-kind redemptions. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Undistributed (excess of distributions over) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital Increase (Decrease)
Columbia Large Cap Growth ETF	$(6)	$6	$—
Columbia Select Large Cap Growth ETF	56,719	(2,712,807)	2,656,088
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	5,231	(5,231)	—
Columbia Intermediate Municipal Bond ETF	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014				Year Ended October 31, 2013
	Ordinary Income	Long- Term Capital Gains	Tax Return of Capital	Total	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gains	Total
Columbia Large Cap Growth ETF	$33,002	$68,704	$—	$101,706	$17,513	$—	$—	$17,513
Columbia Select Large Cap Growth ETF	—	—	—	—	12,028	—	—	12,028
Columbia Select Large Cap Value ETF	51,909	30,615	—	82,524	48,142	—	17,649	65,791
Columbia Core Bond ETF	121,074	—	—	121,074	120,906	—	29,441	150,347
Columbia Intermediate Municipal Bond ETF	146,592*	—	—	146,592	2,184	185,420	1,418	189,022

*Tax-Exempt Income

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)
Columbia Large Cap Growth ETF	$52,565		$272,181	$—	$556,727
Columbia Select Large Cap Growth ETF	162,852		540,891	—	1,602,284
Columbia Select Large Cap Value ETF	124,108		105,489	—	1,549,748
Columbia Core Bond ETF	12,103		—	(6,932)	201,902
Columbia Intermediate Municipal Bond ETF	31,826	*	—	(70,308)	323,786

*Tax-Exempt Income

At October 31, 2014, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation (Depreciation)
Columbia Large Cap Growth ETF	$5,944,548	$599,852	$(43,125)	$556,727
Columbia Select Large Cap Growth ETF	10,286,360	1,892,905	(290,621)	1,602,284
Columbia Select Large Cap Value ETF	7,645,435	1,671,326	(121,578)	1,549,748
Columbia Core Bond ETF	5,802,642	215,755	(13,853)	201,902
Columbia Intermediate Municipal Bond ETF	5,016,759	325,778	(1,992)	323,786

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2014

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	No Expiration — Short-Term	No Expiration — Long-Term	Total
Columbia Large Cap Growth ETF	$—	$—	$—
Columbia Select Large Cap Growth ETF	—	—	—
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	—	6,932	6,932
Columbia Intermediate Municipal Bond ETF	57,760	12,548	70,308

For the year ended October 31, 2014, the amounts of capital loss carryforwards utilized, expired unused and permanently lost were as follows:

	Utilized	Expired	Lost
Columbia Large Cap Growth ETF	$—	$—	$—
Columbia Select Large Cap Growth ETF	48,934	—	—
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	29,611	—	—
Columbia Intermediate Municipal Bond ETF	9,826	—	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2014, the Funds will elect to treat the following late year ordinary losses and post-October capital losses as arising on November 1, 2014:

	Late Year Ordinary Losses	Post-October Capital Losses
Columbia Large Cap Growth ETF	$—	$—
Columbia Select Large Cap Growth ETF	—	—
Columbia Select Large Cap Value ETF	—	—
Columbia Core Bond ETF	—	—
Columbia Intermediate Municipal Bond ETF	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and in-kind transactions, for the year ended October 31, 2014, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Large Cap Growth ETF	$—	$—	$2,166,213	$2,251,019
Columbia Select Large Cap Growth ETF	—	—	11,531,102	11,365,374
Columbia Select Large Cap Value ETF	—	—	2,315,993	2,325,698
Columbia Core Bond ETF	9,705,350	9,644,034	267,454	526,319
Columbia Intermediate Municipal Bond ETF	—	—	629,510	494,339

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. In-Kind Transactions

The Funds may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution. For the year ended October 31, 2014, the cost basis in securities contributed was as follows:

Cost
Columbia Large Cap Growth ETF	$4,243,737
Columbia Select Large Cap Growth ETF	$4,213,865
Columbia Select Large Cap Value ETF	$4,403,864

Proceeds from the sales of securities for Columbia Select Large Cap Growth ETF include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended October 31, 2014, securities and other assets with a value of $8,443,218 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $2,692,162, which is not taxable to remaining shareholders in Columbia Select Large Cap Growth ETF.

Note 7. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2014

instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Core Bond ETF to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Columbia Select Large Cap Value ETF may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Columbia Select Large Cap Growth ETF may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Core Bond ETF to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable

Annual Report 2014

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2014

developments in that economic sector than funds that invest more broadly. Columbia Large Cap Growth ETF and Columbia Select Large Cap Growth ETF may be more susceptible to the particular risks that may affect companies in the technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia ETF Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of each of the portfolios comprising Columbia ETF Trust, as described in Note 1, hereafter referred to as (the "Funds") at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended October 31, 2010 were audited by other auditors whose report dated December 30, 2010 expressed an unqualified opinion with an emphasis of matter paragraph expressing doubt about the ability of the Funds to continue as a going concern if the Funds' former investment manager was unable to consummate a transaction to sell its ownership interests or recapitalize.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2014

Annual Report 2014

Columbia ETF Trust

Federal Income Tax Information

(Unaudited)

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentages of ordinary income distribution qualifying for the corporate dividends received deduction (DRD), and the individual qualified dividend income rate (QDI) are presented below.

Fund	DRD	QDI
Columbia Large Cap Growth ETF	73.32%	72.55%
Columbia Select Large Cap Growth ETF	—	—
Columbia Select Large Cap Value ETF	100.00%	100.00%
Columbia Core Bond ETF	—	—
Columbia Intermediate Municipal Bond ETF	—	—

The Funds report the following as capital gain dividends with respect to the fiscal year ended October 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Columbia Large Cap Growth ETF	$68,704
Columbia Select Large Cap Growth ETF	—
Columbia Select Large Cap Value ETF	30,615
Columbia Core Bond ETF	—
Columbia Intermediate Municipal Bond ETF	—

The Funds report the following for income distributions:

Fund
Columbia Large Cap Growth ETF	$33,002
Columbia Select Large Cap Growth ETF	—
Columbia Select Large Cap Value ETF	51,909
Columbia Core Bond ETF	121,074
Columbia Intermediate Municipal Bond ETF	146,592	*

*Tax-Exempt Income

Annual Report 2014

Columbia ETF Trust

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 5/11	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 4/13	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 5/11	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 4/13	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and
				development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014

Columbia ETF Trust

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 5/11	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 4/13	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 4/13	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member since 5/11	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 5/11	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 5/11	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Annual Report 2014

Columbia ETF Trust

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 4/13	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 5/11	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 4/13	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014

Columbia ETF Trust

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member; Senior Vice President since 5/11

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			188	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.774.3768 or visiting columbiamanagementetf.com.

Annual Report 2014

Columbia ETF Trust

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014

Columbia ETF Trust

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

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Annual Report 2014

Columbia ETF Trust

Important Information About This Report

Proxy Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting www.columbiamanagementetf.com or searching the website of the Securities and Exchange Commission (the SEC) at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

Annual Report 2014

Columbia ETF Trust

225 Franklin Street
Boston, MA 02110

columbiamanagementetf.com

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about the ETF's, visit columbiamanagementetf.com. Read the prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN146_10_D01_(12/14)

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)       During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)     During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$43,000	$43,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$2,000	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$15,800	$15,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$0	$0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Investments

(a)       The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)      There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 22, 2014